SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     N/A
                                                ---------------------

                              Heilig-Meyers Company
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


         1-8484                                           54-0558861
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(Commission file number)                       (IRS Employer Identification No.)


 2235 Staples Mill Road, Richmond, Virginia              23230
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (804) 359-9171
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On July 1, 1997, Heilig-Meyers Company (the "Company") acquired all of the outstanding capital stock of Mattress Discounters Corporation and a related corporation ("Mattress Discounters"). Mattress Discounters is a mattress retailer and manufacturer with fiscal 1996 revenues of approximately $175.0 million. The transaction has been structured as a tax-free exchange of shares and will be accounted for under purchase accounting rules. The Company issued 2,269,839 shares of common stock at the time of closing and also placed 264,550 shares of common stock in escrow to be released to the former shareholders of Mattress Discounters if the acquired stores meet certain earnings targets in the twelve months following the acquisition. The Company's press release announcing the acquisition, attached hereto as Exhibit 99, is incorporated herein by reference.

         As of July 1, 1997, Mattress Discounters operated 169 stores in 10 states and Washington, D.C. Mattress Discounters stores average approximately 4,000 square feet. In addition, Mattress Discounters operates a 102,000-square-foot mattress manufacturing facility in Maryland and a 54,000-square-foot mattress manufacturing facility in California (the employees of the California facility are represented by the Upholstery Division of the United Steel Workers of America). Mattress Discounters operates seven distribution centers which primarily provide central delivery for the Mattress Discounters stores.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibits are filed as a part of this report:

         Exhibit 99 - Press Release dated July 2, 1997.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HEILIG-MEYERS COMPANY


Date: July 17, 1997                        By: /s/ Roy B. Goodman
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                                                Roy B. Goodman
                                                Senior Vice President,
                                                 Principal Financial Officer




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                                  Exhibit Index

Exhibit
No.               Description
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99                Press Release dated July 2, 1997.